UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 Spear Street, 3rd Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Medivation, Inc. (the “Company”) was held on June 16, 2010. Proxies for the meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. At the Annual Meeting of Stockholders, 21,293,025 common shares were represented in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal 1:

Daniel D. Adams, Gregory H. Bailey, M.D., Kim D. Blickenstaff, David T. Hung, M.D. and W. Anthony Vernon were elected as directors to hold office until the 2011 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Daniel D. Adams	13,057,081	1,659,849	6,576,095
Gregory H. Bailey, M.D.	13,344,857	1,372,073	6,576,095
Kim D. Blickenstaff	13,229,521	1,487,409	6,576,095
David T. Hung, M.D.	14,584,189	132,741	6,576,095
W. Anthony Vernon	13,059,486	1,657,444	6,576,095

Proposal 2:

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
21,055,519	200,326	37,180	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: June 17, 2010	By:	/s/ C. Patrick Machado
C. Patrick Machado
Chief Business Officer and Chief Financial Officer